UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2014

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 2, 2014, American Superconductor Corporation (the “Company”) entered into a Supply Contract with Inox Wind Limited (“Inox”). The aggregate contract value of the Supply Contract is approximately $40 million. During the term of the Supply Contract, Inox has agreed to purchase electric control systems from the Company. We expect that shipments under the Supply Contract will begin in the second quarter of fiscal 2014 and we expect that shipments will be completed in calendar year 2015.

The foregoing description of the Supply Contract does not purport to be complete and is qualified in its entirety by reference to the full text of the Supply Contract, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

+10.1	Supply Contract, effective as of June 2, 2014, by and between Inox Wind Limited and American Superconductor Corporation.

+	Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Company’s expectations as to when shipments will begin under the Supply Contract and the Company’s expectations as to when shipments will be completed under the Supply Contract. Such forward-looking statements represent management’s current expectations and are inherently uncertain. Actual results may differ materially from what management currently expects because of many risks and uncertainties, including the risk that the Company will not be able to manufacture products in accordance with the delivery schedule in the Supply Contract. This and the important factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. In addition, any forward-looking statements included in this report represent the Company’s expectations as of the date of this report. While the Company anticipates that subsequent events and developments may cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: June 5, 2014	By:	/s/ David A. Henry
David A. Henry
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

+10.1	Supply Contract, effective as of June 2, 2014 by and between Inox Wind Limited and American Superconductor Corporation.

+	Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.